Ministry of Consumer and Commercial Relations
Ontario

THIS IS TO CERTIFY THAT THESE ARTICLES ARE EFFECTIVE ON

April 12 1983
/s/ ______________

CONTROLLER OF RECORDS COMPANIES SERVICES BRANCH


CERTIFICATE 546823

Trans Code A 18 Line No. 0 20 Stat 0 28 Comp Type A 29 Method Incorp 3 30 Share S 31 Notice Req'd N 32 Jurisdiction ONTARIO

Form 1 Business Corporations Act

                            ARTICLES OF INCORPORATON

1. THE NAME OF THE CORPORATION IS
ALBERICH RESOURCES INC.

2. THE ADDRESS OF THE HEAD OFFICE IS
Suite 1404, 130 Adelaide Street West
Toronto, Ontario      M5H3P5
Municipality of Metropolitan of Toronto Judicial District of York

3. THE NUMBER OF DIRECTORS IS      THREE

4. THE FIRST DIRECTOR(S) IS/ARE

NAME IN FULL INCLUCING ALL GIVEN NAMES

RESIDENCE ADDRESS, GIVING STREET & NO. OR R.R.No. & MUNICIPALITY OR POST OFFICE AND POSTAL CODE

GLEN ERICKSON
Suite 401
195 St. Patrick Street
Toronto, Ontario
M5T 2Y8

CATHERINE TRAYNOR
Suite 602
1759 Victoria Park Avenue
Scarborough, Ontario
M1R 1S4

LINCON TORRANCE
5 Lamont Avenue
Agincourt, Ontario M1S 1A8


5. THE OBJECTS FOR WHICH THE CORPORATION IS INCORPORATED ARE

a) to acquire, own, lease, prospect for, open, explore, develop, work, improve, maintain and manage mines and mineral lands and deposits, including oil and gas lands and deposits, and to dig for, raise, cruch, wash, smelt, assay, analyze, reduce, amalgamate, refine, pipe, convey and otherwise treat ores, metals and minerals, including oil and gas, whether belonging to the Corporation or not, and to render the same merchantable and to sell or otherwise dispose of the same or any part thereof or interest therein;

b) to take, acquire, and hold as consideration for ores, metals and minerals, including oil and gas, sold or otherwise disposed of or for goods supplied or for work done by contract or otherwise, shares, debentures or other securities of or in any other company, having objects similar in whole or in part to those of the Corporation hereby incorporated and to sell and otherwise dispose of the same;

c) to carry on in all its branches the business of mining, milling, reduction and development;

d) to purchase, receive, hold, own, sell, assign, transfer, mortgage, pledge, and otherwise acquire or dispose of shares, bonds, mortgages, debentures, notes and other securities, obligations, contracts and evidences of indebtedness of any person, firm or corporation or association, or of any Government, Province, State, Municipality or body politic; and, to receive, upon, or and from any of the shares, bonds, mortgages, debentures, notes securities, obligations, contracts, evidences of indebtedness and other property held or owned by the Corporation; and to exercise in respect of all such shares, bonds, mortgages, debentures, notes, securities, obligations, contracts, evidences or indebtedness and other property any and all rights, powers and privileges of individual ownership thereof, including the right to vote thereon; and

e) to purchase, lease or otherwise acquire, to hold, rent, operate, manage, develop or otherwise use, and to sell exchange or otherwise dispose of real property, improved or unimproved, and to mortgage the same; and to acquire, construct, operate, manage, sell or otherwise dispose of buildings and structures of all kinds.

6. THE AUTORIZED CAPITAL IS to be divided into 2,000,000 special shares with a par value of 1/10th of 1c each and 20,000,000 common shares without par value.

7. THE DESIGNATIONS, PREFERENCES, RIGHTS, CONDITIONS, RESTRICTIONS, LIMATIONS OR PROHIBITIONS ATTACHING TO THE SPECIAL SJHARES, IF ANY, ARE

1. The special shares with a par value of 1/10ht of 1c each shall be designated as redeemable, voting, non-participating shares with a par value of 1/10th of 1c each (hereinafter called the "Preference Shares").

2. No dividends at any time shall be declared, set aside or paid on the Preference Shares.

3. In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs the holders of the preference shares shall be entitled to receive from the assets and property of the Corporation a sum equivalent to the aggregate par value of the preference shares held by them respectively before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any common shares or shares of any other class ranking junior to the preference shares. After payment to them as above provided they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

4. The Preference Shares shall be redeemable in accordance with the provisions set forth in Clause 5 hereof, on payment for each share to be redeemed of the par value thereof.

5. The Corporation may not redeem the Preference Shares or any of them prior to the expiration of five years from the respective dates of issuance thereof, without the prior consent of the holders of the Preference Shares to be redeemed. The Corporation shall redeem the then outstanding Preference Shares five years from the respective dates of issue of the Preference Shares.

6. In the case of redemption of Preference Shares, the Corporation shall at least thirty (30) days before the date specified for the redemption mail to each person who at the date of mailing is a registered holder of Preference Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Preference Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears in the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the shares held by the person to whom it s addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificate be redeemed a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice the holders thereof shall not be entitled to exercise any of the rights, of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preference Shares to deposit the redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to order the order of the respective holders of such Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the preference shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

7. The Corporation may at any time or times purchase for cancellation all or any part of the Preference Shares outstanding from time to time for the holders thereof at a price not exceeding the par value thereof, with the consent of the holders thereof.

8. The holders of the Preference Shares shall be entitled to receive notice of and attend all meetings of shareholders to the Corporation and shall have one (1) vote for each Preference Share held at all meetings of the shareholders of the Corporation.

8. THE RESTRICTINS, IF ANY, ON THE ALLOTMENT, ISSUE OR TRANSFER OF SHARES ARE

1. No shareholder shall be entitled to sell, assign, transfer, or otherwise dispose of any Preference Share or Shares without both (a) the previous express sanction or the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors of the Corporation or consented to by an instrument or instruments in writing signed by a majority of the directors; and (b_ the prior written consent of the Ontario Securities Commission.

2. The number of Preference Shares issuable by the Corporation at any time shall be limited such that at no time shall more that 500,000 Preference Shares be issued and outstanding.

9.THE SPECIAL PROVISIONS, IF ANY, ARE

a) Meetings of the Board of Directors of the Corporation and of the Executive Committee, if any, may be held at any place within or outside Ontario and meetings of the Shareholders of the Corporation may be held at any place within Ontario.

b) Except in the case of any class or series of shares of the Corporation listed on a Stock Exchange, the Corporation shall have alien on the shares registered in the name of the shareholder who is indebted to the Corporation to the extent of such debt.

c)   The Corporation may purchase any of its common shares out of surplus.

10.  THE SHARES, IF ANY, TO BE TAKEN BY THE INCORPORATION ARE

INCORPORATIORS FULL NAMES   NUMBER OF SHARES   CLASS DESIGNATION     AMOUNT TO
INCLUDING ALL GIVEN NAMES                                            BE PAID $
-------------------------   ----------------   -----------------  -------------


GLEN ERIKSON                        None            n/a                NIL
CATHERINE TRAYNOR                   None            n/a                NIL
LINCOLN TORRANCE                    None            n/a                NIL



11. THE NAMES AND RESIDENCE ADDRESSES OF THE INCORPORATIORS ARE

FULL NAMES,                                     FULL RESIDENCE ADDRESS
INCLUDING ALL GIVEN NAMES                       GIVING STREET & NO. OR
                                                R.R. NO., MUNICIPALITY OR
                                                POST OFFICE AND POSTAL CODE
-------------------------                       ----------------------

GLEN ERIKSON                                    Suite 401, 195 St. Patrick St.
                                                Toronto, Ontario, M5T 2Y8

CATHERINE TRAYNOR                               Suite 602, 1759 Victoria Pk. Ave
                                                Scarborough, Ontario, MIR 1S4

LINCOLN TORRANCE                                5 Lamont Avenue Agincourt,
                                                Ontario, MIS 1 A 8


THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER

                          SIGNATURES OF INCORPORATORS

/s/ GLEN ERIKSON,
-----------------
GLEN ERIKSON

/s/ CATHERINE TRAYNOR,
----------------------
CATHERINE TRAYNOR

/s/ LINCOLN TORRANCE
--------------------
LINCOLN TORRANCE

For Ministry Use Only A Furage esclusit du minisera

Ministry of Consumer and Commercial Rotations Ontario

CERTIFICATE This to certify that these articles are effective on

Ministere de la consommation et du Commerce
CERTIFICAT Ceci certifie que les
presents statuts entrent en vigueur. La

MARCH 8 MARS. 1984
/s________________

Ontario Corporation Number
Numero de la compagnie en Ontario 546823

CONTROLLER OF RECORDS COMPANIES SERVICES BRANCH CONT
Controlour des Dossiera Direction des Compagnies
TRANS CODE  C

Form 3 Business Corporations Act 1982
Formule numero 3 Loi de 1982 compagnies
--------------------------------------------------------------------------------
                             ARTICLES OF AMENDEMENT
                            STATUTS DE MODIFICATION

1. The present name of the corporation is:
   Denomonation sociale actuelle de la compagnie:

ALBERICH RESOURCES INC.

2.  The name of the corporation is changed to (if applicable):
    Nouvelle denomination sociale de la compagnie (sil y a lieu):

ECLIPSE RESOURCES CORP

Date of incorporation/amaigmation:  Date de la costitution ou de la lusion:

                                 April 12, 1983
--------------------------------------------------------------------------------
                               (Date, Month, Year)
                                (jouf,mois,annes)

4. The articles of the corporation are amended as follows: Les statuts de la compagnie sont modifies de la fagon suivante:

BE IT RESOLVED THAT:

1. The Articles of Incorporation be and they are hereby amended to change the Corporation's name to "Eclipse Resources Corp.";

2. The directors and officers are hereby authorized and directed to execute and deliver or cause tob be executed and delivered to the Minister of Consumer and Commercial Relations Articles of Amendment and to do, sign and execute all things, deds and documents necessary and / or desirable to give full effect to the foregoing.

5. The amendment has been duly authorized as required by Section 167 and 169 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformenment a l'article 167 et. s'il y a lieu, a l'article 169 de la Loi surles compagnies

     The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les administraieurs (le cas echeoni) de la compagnie ont approve la resolution autorisant la modification

                                 March 7, 1984
--------------------------------------------------------------------------------
                              (Date, Month, Year)
                              ( jour, mois, annes)


These articles are signed in duplicate

Les presents slatuts soni signes en double exemplaire

                                                     /s/ ALBERICH RESOURCES INC.
                                                     ---------------------------
                                                           (Name of Corporation)
                                           (Dnomination sociale de la compagnie)

                                                     by/Par: /s/       President
                                                     ---------------------------
                                            (Signature)  (Description of Office)
                                            (Signature)      (Fonction)

For Ministry Use Only

A Furage esclusit du minisera

Ministry of Consumer and Commercial Rotations

Ontario CERTIFICATE

This to certify that these articles are effective on

Ministere de la consommation et du Commerce CERTIFICAT Ceci
certifie que les presents statuts entrent en vigueur. La
OCTOBER 1   OCTOBRE, 1986
/s/ ____________

                                                      Ontario Corporation Number
                                        Numero de la compagnie en Ontario 546823

CONTROLLER OF RECORDS                           Controlour des Dossiera
COMPANIES SERVICES BRANCH CONT                  Direction des Compagnies




TRANS CODE  C

Form 3 Business Corporations Act 1982
Formule numero 3 Loi de 1982 compagnies

                             ARTICLES OF AMENDEMENT
                            STATUTS DE MODIFICATION

1. The present name of the corporation is:
    Denomonation sociale actuelle de la compagnie:

            ECLIPSE RESOURCES CORP

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la compagnie (sil y a lieu):

            ECLIPSE RESOURCES CORP

3. Date of incorporation/amaigmation:
   Date de la costitution ou de la lusion:

                                 April 12, 1983
--------------------------------------------------------------------------------
                              (Date, Month, Year)
                               ( jouf,mois,annes)

4. The articles of the corporation are amended as follows: Les statuts de la compagnie sont modifies de la fagon suivante: BE IT RESOLVED THAT: the Articles of Incorporation be and they are hereby amended to change the name of the Corporation to "TYPHON RESOURCES CORP."

5. The amendment has been duly authorized as required by Section 167 and 169 (as applicable) of the Business Corporations Act. La modification a ete dument autorisee conformenment a l'article 167 et. s'il y a lieu, a l'article 169 de la Loi surles compagnies

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicalbe) of the corporation on Les actionnaires ou les administraieurs (le cas echeoni) de la compagnie ont approve la resolution autorisant la modification

                                30 September 1986
--------------------------------------------------------------------------------
                               (Date, Month, Year)
                              ( jour, mois, annes)


These articles are signed in duplicate         Les presents slatuts soni signes
                                                     en double exemplaire

                                                     /s/ ECLIPSE RESOURCES CORP.
                                                     ---------------------------
                                                           (Name of Corporation)
                                           (Dnomination sociale de la compagnie)

                                                     by/Par: /s _______President
                                                     ---------------------------
                                             (Signature) (Description of Office)
                                             (Signature)       (Fonction)

For Ministry Use Only
A Furage esclusit du minisera
Ministry of Consumer and Commercial Relations
Ontario
CERTIFICATE

This to certify that these articles are effective on Ministere de la consommation et du Commerce
CERTIFICAT Ceci certifie que les presents statuts entrent en vigueur.

JANUARY 19  JANVIER 1990
------------------------

/s/ ____________
 Ontario Corporation Number

Director Companies Branch
Le Directeur Direction des compagnies

Numero de la compagnie en Ontario 546823

TRANS CODE  C


Form 3
Business
Corporations
Act
1982
Formule
numero
3 Loi de 1982
compagnies

                             ARTICLES OF AMENDEMENT
                            STATUTS DE MODIFICATION

1.   The present name of the corporation is:
     Denomonation sociale actuelle de la compagnie:

        TYPHON RESOURCES CORP.

2.   The name of the corporation is changed to (if applicable):

     Nouvelle denomination sociale de la compagnie (sil y a lieu):

        TYPHON INDUSTRIES LIMITED

3. Date of incorporation/amaigmation:  Date de la costitution ou de la lusion:

                                  12 April 1983
--------------------------------------------------------------------------------
                               (Date, Month, Year)
                               ( jouf,mois,annes)

4. The articles of the corporation are amended as follows: Les statuts de la compagnie sont modifies de la fagon suivante:

     To Change the name of the Corporation to:

                TYPHON INDUSTRIES LIMITED

(i) RESOLBED as a special resolution that the articles of the Corporation be amended to change the name of the Corporation to: TYPHON INDUSTRIES LIMITED

(ii) RESOLVED as a special resolution that the articles of the Corporation be amended so as to delete any restriction on the business the Corporation may carry on or the powers the Corporation may exercise.

(iii) RESOLVED as a special resolution that the articles of the Corporation be amended so as to increase the authorized capital to an unlimited number of common shares without par value and an unlimited number of special shares without par value.

(iv) RESOLVED as a special resolution of the Corporation That the Articles of the Corporation be amended to revise the number of directors from three to a minimum of three and a maximum of ten and to fix the number at three.

(v) RESOLVED that the hereafter the directors of the corporation be and they are hereby empowered to determine the number of directors of the Corporation, in accordance with subsection 125 (2) of the Act.

5. The amendment has been duly authorized as required by Section 167 and 169 (as applicable) of the Business Corporations Act. La modification a ete dument autorisee conformenment a l'article 167 et. s'il y a lieu, a l'article 169 de la Loi surles compagnies

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicalbe) of the corporation on Les actionnaires ou les administraieurs (le cas echeoni) de la compagnie ont approve la resolution autorisant la modification


                                12 January, 1990
--------------------------------------------------------------------------------
                              (Date, Month, Year)
                               (jour, mois, annes)


These articles are signed in duplicate     Les presents slatuts soni signes en
                                           double exemplaire



                                                       /s TYPHON RESOURCES CORP.
                                                       -------------------------
                                                           (Name of Corporation)
                                           (Dnomination sociale de la compagnie)

For Ministry Use Only
A Furage esclusit du minisera
Ministry of Consumer and Commercial Relations Ontario

CERTIFICATE
This to certify that these articles are effective on

Ministere de la consommation et du Commerce

CERTIFICAT Ceci certifie que les presents statuts entrent en vigueur. La

APRIL 17  AVRIL 1996
/s/ ____________

Ontario Corporation Number
Numero de la compagnie en Ontario
546823

CONTROLLER OF RECORDS COMPANIES SERVICES BRANCH CONT
Controlour des Dossiera Direction des Compagnies
TRANS CODE  C

Form 3 Business
Corporations Act
Formule 3
Loi sur les
socidalee per actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDEMENT
                            STATUTS DE MODIFICATION

1. The present name of the corporation is:
   Denomonation sociale actuelle de la compagnie:

                TYPHON INDUSTRIES LIMITED.

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la compagnie (sil y a lieu):

                NORTH AMERICAN HEALTH AND FITNESS CORP

3. Date of incorporation/amaigmation:  Date de la costitution ou de la lusion:

                                 12 April 1983
--------------------------------------------------------------------------------
                               (Date, Month, Year)
                               ( jouf,mois,annes)

4. The articles of the corporation are amended as follows:

   Les statuts de la compagnie sont modifies de la fagon suivante:

   BE IT RESOLVED THAT as special resolution the articles of the Corporation be amended to :

   (a) Consolidate the Common Shares of the Corporation on a ten-for-one basis; and

   (b) Change the name of the Corporation from "Typhon Industries Limited" to "North American Health and Fitness Corp."

Form 3 Business Corporations Act
Formule 3 Loi sur les socidalee per actions

5. The amendment has been duly authorized as required by Section 168 and 170 (as applicable) of the Business Corporations Act. La modification a ete dument autorisee conformenment a l'article 168 et. s'il y a lieu, a l'article 170 de la Loi surles compagnies

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicalbe) of the corporation on Les actionnaires ou les administraieurs (le cas echeoni) de la compagnie ont approve la resolution autorisant la modification

                                 17 April 1996
--------------------------------------------------------------------------------
                              (Date, Month, Year)
                              ( jour, mois, annes)

These articles are signed in duplicate
Les presents slatuts soni signes en double exemplaire

                                                  /s/ TYPHON INDUSTRIES LIMITED.
                                                           (Name of Corporation)
                                           (Dnomination sociale de la compagnie)


                                                     by/Par: /s _______President
                                          (Signature)   (Description of Office)
                                          (Signature)          (Fonction)

For Ministry Use Only
A Furage esclusit du minisera
Ministry of Consumer and Commercial Relations Ontario
CERTIFICATE

This to certify that these articles are effective on Ministere de la consommation et du Commerce CERTIFICAT Ceci certifie que les presents statuts entrent en vigueur. La

MARCH 04   MARS, 1998
/s/ ____________
 Ontario Corporation Number

Numero de la compagnie en Ontario 546823
Director / Directeur

Business Corporations Act / Loi sur les socieles par actions

TRANS CODE  C
Form 3 Business Corporations Act
Formule numero 3 Loi de  compagnies


                             ARTICLES OF AMENDEMENT
                            STATUTS DE MODIFICATION

1. The present name of the corporation is: Denomonation sociale actuelle de la compagnie:

                NORTH AMERICAN HEALTH AND FITNESS CORP.

2.   The name of the corporation is changed to (if applicable):
     Nouvelle denomination sociale de la compagnie (sil y a lieu):

                1ST MIRACLE GROUP INC.

3.   Date of incorporation/amaigmation:  Date de la costitution ou de la lusion:

                                  12 April 1983
                                  -------------
                               (Date, Month, Year)
                               ( jouf,mois,annes)

4.   The articles of the corporation are amended as follows:

Les  statuts de la compagnie sont modifies de la fagon suivante:

WHEREAS the Corporation wishes to change its name from "North American Health and Fitness Corporation" to "1St Miracle Group Inc.;

NOW  THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The Articles of the Corporation be amended to change the name of the Corporation from :"North American Health and Fitness Corporation" to "1ST Miracle Group Inc.", or such other name as may be approved by the board of directors and applicable regulatory authorities

2. Any of the directors or officers of the Corporation be and they are hereby authorized and directed to execute and deliver, or cause to be delivered, under corporate seal or otherwise, articles of amendment of the Corporation as required pursuant to the Business Corporations Act ( Ontario), and any such other documents and instruments, and to do all such other acts and things as in their opinion may be necessary or desirable to implement, carry out and give effect to the aforesaid amendment to the Articles of the Corporation and this special resolution.

5. The amendment has been duly authorized as required by Section 168 and 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformenment a l'article 168 et. s'il y a lieu, a l'article 170 de la Loi surles compagnies

                YES

6. The resolution authorizing the amendment was approved by the shareholders/ directors (as applicalbe) of the corporation on
    Les actionnaires ou les administraieurs (le cas echeoni) de la compagnie ont approve la resolution autorisant la modification
                                  2 March, 1998
--------------------------------------------------------------------------------
                              (Date, Month, Year)
                              ( jour, mois, annes)

These articles are signed in duplicate
Les presents slatuts soni signes en double exemplaire

                                     /s/ NORTH AMERICAN HEALTH AND FITNESS CORP.
                                     -------------------------------------------
                    (Name of Corporation)  (Dnomination sociale de la compagnie)
                                              by/Par: /s V.T. Franzice SECRETARY



                                             (Signature) (Description of Office)
                                                          (Signature) (Fonction)